STERLING CAPITAL FUNDS

SUPPLEMENT DATED SEPTEMBER 30, 2024

TO THE

CLASS A AND CLASS C SHARES PROSPECTUS AND THE
INSTITUTIONAL AND CLASS R6 SHARES PROSPECTUS,
EACH DATED FEBRUARY 1, 2024

This Supplement provides the following amended and supplemental information and supersedes any information to the contrary in the Class A and Class C Shares Prospectus and the Institutional and Class R6 Shares Prospectus, each dated February 1, 2024 (collectively, the “Prospectuses”), with respect to Sterling Capital Mid Value Fund (the “Fund”):

Effective November 1, 2024, in anticipation of his retirement from Sterling Capital Management LLC scheduled on or about April 1, 2025, Patrick W. Rau is removed as Co-Portfolio Manager and William C. Smith is appointed as Lead Portfolio Manager of the Fund.

Accordingly, effective November 1, 2024, the “Management—Portfolio Managers” section in the Prospectuses with respect to the Fund is hereby deleted and replaced with the following:

Portfolio Managers

William C. Smith, CFA
Executive Director of Sterling Capital and Lead Portfolio Manager Effective November 1, 2024 (formerly, Co-Portfolio Manager from August 2021–October 2024 and Associate Portfolio Manager from February 2021–August 2021)

Lee D. Houser, CFA Executive Director of Sterling Capital and Associate Portfolio Manager since February 2021

Effective November 1, 2024, following replaces the description of the Portfolio Managers set forth under “Fund Management—Portfolio Managers” in the Prospectuses with respect to the Fund:

Mid Value Fund. William C. Smith, CFA, is Lead Portfolio Manager of the Mid Value Fund effective November 1, 2024. He served as Co-Portfolio Manager of the Fund from August 2021 - October 2024, and Associate Portfolio Manager from February 2021 - August 2021. Mr. Smith is an Executive Director of Sterling Capital. He has been with Sterling Capital since 2015 and has investment experience since 2007. Prior to joining Sterling Capital, he was an Executive Director with Goldman Sachs in London as the lead sell side analyst covering the global media and telecommunications sector. Prior to joining Goldman Sachs, he worked for Jefferies International as the lead sell side analyst covering the global media sector. Mr. Smith is a graduate of Vanderbilt University where he received his B.E. in Structural Engineering. He received his M.B.A. from the London Business School. He is a CFA charterholder.

Lee D. Houser, CFA, has been Associate Portfolio Manager of the Mid Value Fund since February 2020. Mr. Houser is an Executive Director of Sterling Capital. He has been with Sterling Capital since 2006 and has investment experience since 1999. Prior to joining Sterling Capital, he worked for ICM Asset Management as a senior research analyst. Mr. Houser’s previous work experience includes analyst positions at Redchip Research and Raymond James Financial, Inc. and a software engineer position at Bell Atlantic Corp. Mr. Houser is a graduate of James Madison University where he received his B.S. in Mathematics and Economics. He received his M.B.A. from Duke University. He is a CFA charterholder.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUSES FOR FUTURE REFERENCE.

STATSUPP-SEP24